SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  February  18, 2000
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


North Carolina                     1-10646                   56-1688522
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(State of Incorporation)    (Commission File Number)       (IRS Employer
                                                         Identification No.)

134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                      (Zip code)


Registrant's telephone number, including area code:           (252) 454-4400
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                                       N/A
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          (Former name or former address, if changed since last report)





Exhibit Index on Page 4.

Item 2.  Acquisition or Disposition of Assets

On February 18, 2000 at the close of business, Centura Banks, Inc. ("Centura") completed its acquisition of Triangle Bancorp, Inc. ("Triangle"). Under the terms of the definitive merger agreement which was filed with the Securities and Exchange Commission (the "Commission") December 6, 1999 as an appendix to Centura's Registration Statement No. 333-92195 on Form S-4 (the "Registration Statement") and is hereby incorporated by reference, Triangle shareholders will receive 0.45 shares of Centura common stock for each share of Triangle common stock. In the aggregate, approximately 11 million shares of Centura common stock will be issued to Triangle shareholders. The merger was accounted for as a pooling-of-interests.

Prior to the closing of the transaction, Centura also terminated all previously announced share repurchase plans.

A press release is attached as Exhibit 99.

This press release may contain various forward-looking statements that involve risks and uncertainties that could cause actual results to differ from estimates. A discussion of the various factors, including factors beyond Centura's control, that could cause Centura's results to differ materially from those expressed in such forward-looking statements is included in Centura's filings with the Securities and Exchange Commission.


Item 7.  Financial Statements and Exhibits.

The financial statements for Triangle and the pro forma financial information required by this Item 7 have been previously provided in accordance with General Instruction B.3 of Form 8-K in the Registration Statement.

The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date:  March 1, 2000                        By: /s/ Steven Goldstein
                                                     Steven Goldstein
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

                                                                      Sequential
                                                                         Page
Exhibit                         Description of Exhibit                  Number
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2             Agreement and Plan of Reorganization By and Between
              Triangle Bancorp, Inc. and Centura
              Banks, Inc. dated as of August 22, 1999
              (incorporated by reference to the registrant's
              Registration Statement No. 333-92195 on Form S-
              4 filed with the Commission on December 6, 1999).

99            Press release dated February 22, 2000                         5